


                                      Chase Manhattan Bank USA, N.A.
                                  Monthly Certificateholder's Statement

                                      Chase Credit Card Master Trust
                                              Series 1996-4
                                                                                     Distribution Date:  1/15/99

Section 5.2 - Supplement                                      Class A        Class B          Collateral             Total
------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                             0.00            0.00            0.00                 0.00

(ii)     Monthly Interest Distributed                      6,830,038.83      591,268.38      795,730.91         8,217,038.12
         Deficiency Amounts                                        0.00            0.00                                 0.00
         Additional Interest                                       0.00            0.00                                 0.00
         Accrued and Unpaid Interest                                                               0.00                 0.00

(iii)    Collections of Principal Receivables            162,605,227.01   13,550,358.15   17,422,066.04       193,577,651.20

(iv)     Collections of Finance Charge Receivables        22,722,992.96    1,893,571.93    2,434,617.21        27,051,182.10

(v)      Aggregate Amount of Principal Receivables                                                         16,844,058,341.94

                                    Investor Interest  1,400,000,000.00  116,666,000.00  150,000,666.67     1,666,666,666.67
                                    Adjusted Intrest   1,400,000,000.00  116,666,000.00  150,000,666.67     1,666,666,666.67

                                           Series
         Floating Investor Percentage        9.89%        84.00%       7.00%       9.00%                              100.00%
         Fixed Investor Percentage           9.89%        84.00%       7.00%       9.00%                              100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                95.43%
                30 to 59 days                                                                                           1.49%
                60 to 89 days                                                                                           1.00%
                90 or more days                                                                                         2.08%
                                                                                                         -------------------
                                          Total Receivables                                                           100.00%

(vii)    Investor Default Amount                           8,424,072.93      702,002.07      902,583.25        10,028,658.25

(viii)   Investor Charge-Offs                                      0.00            0.00            0.00                 0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                0.00            0.00            0.00

(x)      Servicing Fee                                     1,166,666.67       97,221.67      125,000.56         1,388,888.89

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                12.26%

(xii)    Reallocated Monthly Principal                                             0.00            0.00                 0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  1,400,000,000.00  116,666,000.00  150,000,666.67     1,666,666,666.67

(xiv)    LIBOR                                                                                                          5.53547%

(xv)     Principal Funding Account Balance                                                                              0.00

(xvi)    Accumulation Shortfall                                                                                         0.00

(xvii)   Principal Funding Investment Proceeds                                                                          0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                            ===================

(xix)    Available Funds                                  21,556,326.30    1,796,350.26    2,309,616.65        25,662,293.21

(xx)     Certificate Rate                               5.66547%    5.88547%    6.16047%

---------------------------------------------------------------------------------------------------------------------------------

                                    Chase Manhattan Bank USA, N.A.
                                 Monthly Certificateholder's Statement

                                    Chase Credit Card Master Trust
                                             Series 1997-1
                                                                                      Distribution Date:  1/15/99

Section 5.2 - Supplement                                     Class A        Class B     Collateral          Total
-------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                             0.00           0.00           0.00                0.00

(ii)    Monthly Interest Distributed                      5,570,777.93     480,734.45     656,287.51        6,707,799.89
        Deficiency Amounts                                        0.00           0.00                               0.00
        Additional Interest                                       0.00           0.00                               0.00
        Accrued and Unpaid Interest                                                             0.00                0.00

(iii)   Collections of Principal Receivables            133,568,579.33  11,130,676.23  14,310,957.92      159,010,213.48

(iv)    Collections of Finance Charge Receivables        18,665,315.65   1,555,437.56   1,999,860.66       22,220,613.87

(v)     Aggregate Amount of Principal Receivables                                                      16,844,058,341.94

                                   Investor Interest  1,150,000,000.00  95,833,000.00  123,214,619.00   1,369,047,619.00
                                   Adjusted Interest  1,150,000,000.00  95,833,000.00  123,214,619.00   1,369,047,619.00

                                      Series
        Floating Investor Percentage      8.13%        84.00%        7.00%         9.00%                          100.00%
        Fixed Investor Percentage         8.13%        84.00%        7.00%         9.00%                          100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                             95.43%
               30 to 59 days                                                                                        1.49%
               60 to 89 days                                                                                        1.00%
               90 or more days                                                                                      2.08%
                                                                                                           ---------------
                                          Total Receivables                                                       100.00%

(vii)   Investor Default Amount                           6,919,774.20     576,645.84      741,406.38       8,237,826.42

(viii)  Investor Charge-Offs                                      0.00           0.00            0.00               0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                0.00           0.00            0.00

(x)     Servicing Fee                                       958,333.33      79,860.83      102,678.85        1,140,873.02

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                              12.26%

(xii)   Reallocated Monthly Principal                                            0.00            0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)  1,150,000,000.00  95,833,000.00  123,214,619.00   1,369,047,619.00

(xiv)   LIBOR                                                                                                       5.53547%

(xv)    Principal Funding Account Balance                                                                           0.00

(xvi)   Accumulation Shortfall                                                                                      0.00

(xvii)  Principal Funding Investment Proceeds                                                                       0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                             ==================

(xix)   Available Funds                                  17,706,982.32   1,475,576.73    1,897,181.81     21,079,740.85

(xx)    Certificate Rate                             5.62547%     5.82547%      6.18547%
--------------------------------------------------------------------------------------------------------

                                     Chase Manhattan Bank USA, N.A.
                                  Monthly Certificateholder's Statement

                                     Chase Credit Card Master Trust
                                              Series 1997-2
                                                                                                    Distribution Date: 1/15/99

Section 5.2 - Supplement                                        Class A       Class B       Collateral              Total
----------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                              0.00          0.00             0.00                 0.00

(ii)     Monthly Interest Distributed                       7,875,000.00    458,095.13       613,517.99         8,946,613.11
         Deficiency Amounts                                         0.00          0.00                                  0.00
         Additional Interest                                        0.00          0.00                                  0.00
         Accrued and Unpaid Interest                                                               0.00                 0.00

(iii)    Collections of Principal Receivables            174,219,886.08   9,898,825.49    13,858,431.76       197,977,143.33

(iv)     Collections of Finance Charge Receivables        24,346,063.89   1,383,294.66     1,936,623.15        27,665,981.70

(v)      Aggregate Amount of Principal Receivables                                                         16,844,058,341.94

                                     Investor Interest 1,500,000,000.00  85,227,000.00   119,318,455.00     1,704,545,455.00
                                     Adjusted Interest 1,500,000,000.00  85,227,000.00   119,318,455.00     1,704,545,455.00

                                         Series
         Floating Investor Percentage     10.12%       88.00%         5.00%          7.00%                            100.00%
         Fixed Investor Percentage        10.12%       88.00%         5.00%          7.00%                            100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                95.43%
                30 to 59 days                                                                                           1.49%
                60 to 89 days                                                                                           1.00%
                90 or more days                                                                                         2.08%
                                                                                                            -------------------
                                          Total Receivables                                                           100.00%

(vii)    Investor Default Amount                           9,025,792.43     512,827.47       717,962.41        10,256,582.31

(viii)   Investor Charge-Offs                                      0.00           0.00             0.00                 0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                0.00           0.00             0.00

(x)      Servicing Fee                                     1,250,000.00      71,022.50        99,432.05         1,420,454.55

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                12.26%

(xii)    Reallocated Monthly Principal                                            0.00             0.00                 0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  1,500,000,000.00  85,227,000.00   119,318,455.00     1,704,545,455.00

(xiv)    LIBOR                                                                                                          5.53547%

(xv)     Principal Funding Account Balance                                                                              0.00

(xvi)    Accumulation Shortfall                                                                                         0.00

(xvii)   Principal Funding Investment Proceeds                                                                          0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                             ===================

(xix)    Available Funds                                  23,096,063.89   1,312,272.16     1,837,191.11        26,245,527.15

(xx)     Certificate Rate                                 6.30000%        6.45000%         6.03547%

----------------------------------------------------------------------------------------------------------------------------------

                                        Chase Manhattan Bank USA, N.A.
                                     Monthly Certificateholder's Statement

                                        Chase Credit Card Master Trust
                                                 Series 1997-3

                                                                                                        Distribution Date:  1/15/99


Section 5.2 - Supplement                                      Class A         Class B      Collateral           Total
---------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                           0.00           0.00           0.00                0.00

(ii)      Monthly Interest Distributed                            0.00     105,582.55     144,979.16          250,561.72
          Deficiency Amounts                                      0.00           0.00                               0.00
          Additional Interest                                     0.00           0.00                               0.00
          Accrued and Unpaid Interest                                                           0.00                0.00

(iii)     Collections of Principal Receivables           29,036,647.68   2,419,681.92   3,111,108.15        34,567,437.76

(iv)      Collections of Finance Charge Receivables       4,057,677.31     338,134.37     434,756.56        4,830,568.24

(v)       Aggregate Amount of Principal Receivables                                                    16,844,058,341.94

                                     Investor Interest  250,000,000.00  20,833,000.00  26,786,048.00      297,619,048.00
                                     Adjusted Interest  250,000,000.00  20,833,000.00  26,786,048.00      297,619,048.00

                                            Series
          Floating Investor Percentage         1.77%        84.00%          7.00%        9.00%                    100.00%
          Fixed Investor Percentage            1.77%        84.00%          7.00%        9.00%                    100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                           95.43%
                 30 to 59 days                                                                                      1.49%
                 60 to 89 days                                                                                      1.00%
                 90 or more days                                                                                    2.08%
                                                                                                     ----------------------
                                           Total Receivables                                                      100.00%

(vii)     Investor Default Amount                         1,504,298.74     125,356.22     161,176.87        1,790,831.83

(viii)    Investor Charge-Offs                                    0.00           0.00           0.00                0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions              0.00           0.00           0.00

(x)       Servicing Fee                                     208,333.33      17,360.83      22,321.71           248,015.87

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                           12.26%

(xii)     Reallocated Monthly Principal                                          0.00          0.00                 0.00

(xiii)    Closing Investor Interest (Class A Adjusted)  250,000,000.00  20,833,000.00  26,786,048.00      297,619,048.00

(xiv)     LIBOR                                                                                                     5.53547%

(xv)      Principal Funding Account Balance                                                                         0.00

(xvi)     Accumulation Shortfall                                                                                    0.00

(xvii)    Principal Funding Investment Proceeds                                                                     0.00

(xviii)   Principal Investment Funding Shortfall
                                                                                                       ====================

(xix)     Available Funds                                 3,849,213.71     320,773.53     412,434.85        4,582,422.09

(xx)      Certificate Rate                                6.77700%       5.88547%     6.28547%

-----------------------------------------------------------------------------------------------------------------------------------


                                     Chase Manhattan Bank USA, N.A.
                                  Monthly Certificateholder's Statement

                                     Chase Credit Card Master Trust
                                              Series 1997-4

                                                                                     Distribution Date: 1/15/99

Section 5.2 - Supplement                                    Class A      Class B      Collateral                    Total
----------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                            0.00         0.00            0.00                     0.00

(ii)     Monthly Interest Distributed                     2,942,659.50   253,832.74      336,182.27             3,532,674.51
         Deficiency Amounts                                       0.00         0.00                                     0.00
         Additional Interest                                      0.00         0.00                                     0.00
         Accrued and Unpaid Interest                                                           0.00                     0.00

(iii)    Collections of Principal Receivables           69,687,954.43   5,807,329.54   7,466,566.63            82,961,850.60

(iv)     Collections of Finance Charge Receivables       9,738,425.56     811,535.46   1,043,402.75            11,593,363.77

(v)      Aggregate Amount of Principal Receivables                                                         16,844,058,341.94

                                     Investor Interest 600,000,000.00  50,000,000.00  64,285,715.00           714,285,715.00
                                     Adjusted Interest 600,000,000.00  50,000,000.00  64,285,715.00           714,285,715.00

                                          Series
         Floating Investor Percentage        4.24%       84.00%        7.00%        9.00%                             100.00%
         Fixed Investor Percentage           4.24%       84.00%        7.00%        9.00%                             100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                         Current                                                                                       95.43%
                         30 to 59 days                                                                                  1.49%
                         60 to 89 days                                                                                  1.00%
                         90 or more days                                                                                2.08%
                                                                                                                  ----------------
                                                Total Receivables                                                     100.00%

(vii)    Investor Default Amount                         3,610,316.97     300,859.75     386,819.68             4,297,996.40

(viii)   Investor Charge-Offs                                    0.00           0.00           0.00                     0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions              0.00           0.00           0.00

(x)      Servicing Fee                                     500,000.00      41,666.67      53,571.43               595,238.10

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                12.26%

(xii)    Reallocated Monthly Principal                                          0.00           0.00                     0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  600,000,000.00  50,000,000.00  64,285,715.00           714,285,715.00

(xiv)    LIBOR                                                                                                          5.53547%

(xv)     Principal Funding Account Balance                                                                              0.00

(xvi)    Accumulation Shortfall                                                                                         0.00

(xvii)   Principal Funding Investment Proceeds                                                                          0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                               ====================

(xix)    Available Funds                                 9,238,425.56     769,868.80     989,831.32            10,998,125.67

(xx)     Certificate Rate                                5.69547%         5.89547%       6.13547%

------------------------------------------------------------------------------------------------------------------------------------

                                        Chase Manhattan Bank USA, N.A.
                                     Monthly Certificateholder's Statement

                                        Chase Credit Card Master Trust
                                                 Series 1998-2
                                                                                               Distribution Date:  1/15/99

Section 5.2 - Supplement                                  Class A       Class B       Collateral           Total
----------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                           0.00           0.00           0.00                0.00

(ii)    Monthly Interest Distributed                            0.00     332,125.51     443,633.38          775,758.89
        Deficiency Amounts                                      0.00           0.00                               0.00
        Additional Interest                                     0.00           0.00                               0.00
        Accrued and Unpaid Interest                                                           0.00                0.00

(iii)   Collections of Principal Receivables           92,917,272.58   7,743,028.62   9,955,499.56      110,615,800.76

(iv)    Collections of Finance Charge Receivables      12,984,567.41   1,082,036.46   1,391,214.48       15,457,818.35

(v)     Aggregate Amount of Principal Receivables                                                    16,844,058,341.94

                                  Investor Interest   800,000,000.00  66,666,000.00  85,714,953.00      952,380,953.00
                                  Adjusted Interest   800,000,000.00  66,666,000.00  85,714,953.00      952,380,953.00

                                         Series
        Floating Investor Percentage         5.65%        84.00%          7.00%        9.00%                   100.00%
        Fixed Investor Percentage            5.65%        84.00%          7.00%        9.00%                   100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                          95.43%
               30 to 59 days                                                                                     1.49%
               60 to 89 days                                                                                     1.00%
               90 or more days                                                                                   2.08%
                                                                                                       -----------------
                                         Total Receivables                                                      100.00%

(vii)   Investor Default Amount                         4,813,755.96     401,142.32     515,763.58        5,730,661.86

(viii)  Investor Charge-Offs                                    0.00           0.00           0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions              0.00           0.00           0.00

(x)     Servicing Fee                                     666,666.67      55,555.00      71,429.13         793,650.79

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                          12.27%

(xii)   Reallocated Monthly Principal                                          0.00           0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)  800,000,000.00  66,666,000.00  85,714,953.00      952,380,953.00

(xiv)   LIBOR                                                                                                    5.53547%

(xv)    Principal Funding Account Balance                                                                         0.00

(xvi)   Accumulation Shortfall                                                                                    0.00

(xvii)  Principal Funding Investment Proceeds                                                                     0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                         =================

(xix)   Available Funds                                12,331,184.30   1,026,481.46   1,319,785.35       14,677,451.12

(xx)    Certificate Rate                                4.94742%       5.78547%     6.01047%

----------------------------------------------------------------------------------------------------------------

                                      Chase Manhattan Bank USA, N.A.
                                   Monthly Certificateholder's Statement

                                      Chase Credit Card Master Trust
                                               Series 1998-3
                                                                                 Distribution Date:  1/15/99

Section 5.2 - Supplement                                     Class A         Class B          Collateral          Total
--------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                           0.00            0.00            0.00                0.00

(ii)     Monthly Interest Distributed                    3,000,000.00      174,711.25      250,402.00        3,425,113.25
         Deficiency Amounts                                      0.00            0.00                                0.00
         Additional Interest                                     0.00            0.00            0.00                0.00
         Accrued and Unpaid Interest                                                                                 0.00

(iii)    Collections of Principal Receivables           69,687,954.43    3,959,437.28    5,543,465.62       79,190,857.33

(iv)     Collections of Finance Charge Receivables       9,738,425.56      553,304.88      774,662.25       11,066,392.68

(v)      Aggregate Amount of Principal Receivables                                                      16,844,058,341.94

                                   Investor Interest   600,000,000.00   34,090,000.00   47,728,182.00      681,818,182.00
                                   Adjusted Interest   600,000,000.00   34,090,000.00   47,728,182.00      681,818,182.00

                                           Series
         Floating Investor Percentage         4.05%        88.00%        5.00%        7.00%                        100.00%
         Fixed Investor Percentage            4.05%        88.00%        5.00%        7.00%                        100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                             95.43%
                30 to 59 days                                                                                        1.49%
                60 to 89 days                                                                                        1.00%
                90 or more days                                                                                      2.08%
                                                                                                       ---------------------
                                          Total Receivables                                                        100.00%

(vii)    Investor Default Amount                         3,610,316.97      205,126.18      287,189.78        4,102,632.92

(viii)   Investor Charge-Offs                                    0.00            0.00            0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions              0.00            0.00            0.00

(x)      Servicing Fee                                     500,000.00       28,408.33       39,773.49          568,181.82

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                             12.26%

(xii)    Reallocated Monthly Principal                                           0.00            0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  600,000,000.00   34,090,000.00   47,728,182.00      681,818,182.00

(xiv)    LIBOR                                                                                                       5.53547%

(xv)     Principal Funding Account Balance                                                                           0.00

(xvi)    Accumulation Shortfall                                                                                      0.00

(xvii)   Principal Funding Investment Proceeds                                                                       0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                         ========================

(xix)    Available Funds                                 9,238,425.56      524,896.55      734,888.76       10,498,210.86

(xx)     Certificate Rate                                6.00000%          6.15000%        6.18547%

-----------------------------------------------------------------------------------------------------------------------------------

                                  Chase Manhattan Bank USA, N.A.
                               Monthly Certificateholder's Statement

                                  Chase Credit Card Master Trust
                                           Series 1998-5
                                                                           Distribution Date:  1/15/98


Section 5.2 - Supplement                                     Class A          Class B      Collateral             Total
-------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                           0.00            0.00            0.00               0.00

(ii)     Monthly Interest Distributed                    3,187,881.13      274,982.08      382,941.82       3,845,805.03
         Deficiency Amounts                                      0.00            0.00                               0.00
         Additional Interest                                     0.00            0.00                               0.00
         Accrued and Unpaid Interest                                                             0.00               0.00

(iii)    Collections of Principal Receivables           75,495,283.97    6,291,196.23    8,088,857.88      89,875,338.08

(iv)     Collections of Finance Charge Receivablebles   10,549,961.02      879,152.60    1,130,363.79      12,559,477.41

(v)      Aggregate Amount of Principal Receivables                                                     16,844,058,341.94

                                     Investor Interest 650,000,000.00   54,166,000.00   69,643,524.00     773,809,524.00
                                     Adjusted Interest 650,000,000.00   54,166,000.00   69,643,524.00     773,809,524.00

                                    Series
         Floating Investor Percentage      4.59%       84.00%       7.00%       9.00%                             100.00%
          Fixed Investor Percentage         4.59%       84.00%       7.00%       9.00%                             100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                            95.43%
                30 to 59 days                                                                                       1.49%
                60 to 89 days                                                                                       1.00%
                90 or more days                                                                                     2.08%
                                                                                                             ----------------
                                      Total Receivables                                                           100.00%

(vii)    Investor Default Amount                         3,911,176.72      325,927.38      419,058.66       4,656,162.76

(viii)   Investor Charge-Offs                                    0.00            0.00            0.00               0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions              0.00            0.00            0.00

(x)      Servicing Fee                                     541,666.67       45,138.33       58,036.27         644,841.27

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                            12.26%

(xii)    Reallocated Monthly Principal                                           0.00            0.00               0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  650,000,000.00   54,166,000.00   69,643,524.00     773,809,524.00

(xiv)    LIBOR                                                                                                      5.53547%

(xv)     Principal Funding Account Balance                                                                          0.00

(xvi)    Accumulation Shortfall                                                                                     0.00

(xvii)   Principal Funding Investment Proceeds                                                                      0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                          ==================

(xix)    Available Funds                                10,008,294.35      834,014.26    1,072,327.52      11,914,636.14

(xx)     Certificate Rate                               5.69547%           5.89547%       6.38547%

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                                     Chase Manhattan Bank USA, N.A.
                                  Monthly Certificateholder's Statement

                                     Chase Credit Card Master Trust
                                              Series 1998-6
                                                                                Distribution Date:  1/15/99


Section 5.2 - Supplement                                      Class A        Class B     Collateral             Total
------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                           0.00            0.00           0.00               0.00

(ii)     Monthly Interest Distributed                    4,984,476.61      434,927.88     673,395.00       6,092,799.49
         Deficiency Amounts                                      0.00            0.00                              0.00
         Additional Interest                                     0.00            0.00                              0.00
         Accrued and Unpaid Interest                                                            0.00               0.00

(iii)    Collections of Principal Receivables           90,898,914.57    7,574,816.32   9,739,262.67     108,212,993.56

(iv)     Collections of Finance Charge Receivables      12,690,603.58    1,057,537.28   1,359,720.55      15,107,861.41

(v)      Aggregate Amount of Principal Receivables                                                    16,844,058,341.94

                                     Investor Interest 650,000,000.00   54,166,000.00   69,643,524.00    773,809,524.00
                                     Adjusted Interest 650,000,000.00   54,166,000.00   69,643,524.00    773,809,524.00

                                         Series
         Floating Investor Percentage        4.59%       84.00%        7.00%        9.00%                        100.00%
         Fixed Investor Percentage           4.59%       84.00%        7.00%        9.00%                        100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                           95.43%
                30 to 59 days                                                                                      1.49%
                60 to 89 days                                                                                      1.00%
                90 or more days                                                                                    2.08%
                                                                                                        ----------------
                                       Total Receivables                                                         100.00%

(vii)    Investor Default Amount                         4,359,269.76      363,268.01      467,069.09      5,189,606.86

(viii)   Investor Charge-Offs                                    0.00            0.00            0.00              0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions              0.00            0.00            0.00

(x)      Servicing Fee                                     686,111.11       57,175.22       73,512.61        816,798.94

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                           12.47%

(xii)    Reallocated Monthly Principal                                           0.00            0.00              0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  650,000,000.00   54,166,000.00   69,643,524.00    773,809,524.00

(xiv)    LIBOR                                                                                                     5.04891%

(xv)     Principal Funding Account Balance                                                                         0.00

(xvi)    Accumulation Shortfall                                                                                    0.00

(xvii)   Principal Funding Investment Proceeds                                                                     0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                        ====================

(xix)    Available Funds                                12,004,492.47    1,000,362.06    1,286,207.94     14,291,062.47

(xx)     Certificate Rate                               5.30891%         5.55891%        6.69404%

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